                                                                   Exhibit 10.16


                     mySAP.com PARTNER - SERVICES AGREEMENT

                     SAP AMERICA, INC. - HAHT COMMERCE, INC.


This mySAP.com Partner - Services Agreement ("Agreement"), made this 6th day of August, 2000, is by and between HAHT Commerce, Inc. ("Partner"), a Delaware corporation with offices at 400 Newton Road, Raleigh, NC 27615, and SAP America, Inc., ("SAP"), a Delaware corporation with its principal place of business at 3999 West Chester Pike, Newtown Square, PA 19073.

                                    RECITALS

A. WHEREAS Partner and SAP, desiring to work together, in connection with the SAP mySAP.com Partner - Services Program (as defined below), with the goal of furthering the implementation of SAP's mySAP.com e-business solutions;

B. WHEREAS SAP desires to enhance its capabilities to market and support SAP solutions through the use of Partner's services or products; and

C. WHEREAS Partner and SAP desire to formalize their relationship by entering into this Agreement to undertake cooperative efforts for SAP e-business solutions within the SAP mySAP.com Partner - Services Program.

   NOW, THEREFORE, in reliance upon the foregoing recitals, intending to be legally bound, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Partner and SAP agree as follows:


1.   Definitions.
     -----------

     As used in this Agreement:

     (a) "The SAP mySAP.com Partner - Services Program" means the business
          --------------------------------------------
relationship set forth in this Agreement and Appendix A (Software Test & Demonstration License).

     (b) "Solution" means (i) all software and services specified in agreed upon
          --------
Appendices or Exhibits hereto, developed by or for SAP and/or SAP AG and delivered to Partner hereunder; (ii) any Releases, Versions, or Correction Levels and including all improvements, modifications, and extensions of the Software as contemplated by this Agreement; and (iii) any complete or partial copies of any of the foregoing.

     (c) "Documentation" means SAP's documentation, in any medium, which is
          -------------
delivered to Partner under this Agreement, including SAP's manuals, training materials, program listings, data models, flow charts, logic diagrams, functional specifications, instructions, and complete or partial copies of the foregoing.

     (d) "Software Products" means the Software, Documentation and related
          -----------------
materials.

     (e) "Proprietary Information" means: (i) with respect to SAP, the Software
          -----------------------
and Documentation and any complete or partial copies thereof, the Program Concepts, SAP licensors' Third-Party Database, any other third-party software licensed with or as part of the Software, benchmark results, and any other information identified or reasonably identifiable as confidential and proprietary information of SAP, SAP AG, or their licensors ("SAP Proprietary
                                                             ---------------
Information"); and (ii) with respect to Partner, information identified or
-----------
reasonably identifiable as the confidential and proprietary information of Partner ("Partner Proprietary Information"), excluding any part of the SAP or
          -------------------------------
Partner Proprietary Information which: (a) is or becomes publicly available through no act or failure of the other party; or (b) was or is rightfully acquired by the other party from a source other than the disclosing party prior to receipt from the disclosing party; or (c) becomes independently available to the other party as a matter of right.

     (f) "Territory" means the United States of America.
          ---------

2.   Authorization and Commitment of Resources.
     -----------------------------------------

SAP Confidential                   Page 1 of 22                 SAP Confidential

* Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.
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     (a) SAP hereby authorizes Partner to offer services as related to the
mySAP.com Solution to potential customers in the Territory under the terms of this Agreement and any Appendices or Exhibits hereto. This authorization does not include maintenance of SAP mySAP.com Solution, physical installation of the mySAP.com Solution, and training. This authorization is non-exclusive and non-transferable.

     (b) SAP in its sole discretion shall have the right to limit the Territory, the SAP Solution components, and the type of customers to be covered by this Agreement, as SAP deems advisable in its sole discretion following reasonable notice and consultation with Partner. SAP may authorize other parties to offer services as related to the SAP e-business solutions in the Territory as it deems advisable in its sole discretion.

     (c) Services to be provided by either party to its clients and customers are to be contracted for separately by each party, independently of each other, unless otherwise expressly agreed upon in writing between SAP and Partner for that specific engagement. Each party shall be solely liable to its customers and clients for its own services.

3.   Services and Responsibilities of SAP.
     ------------------------------------

     (a) SAP shall provide to Partner the Software under the terms of Appendix A (Software Test & Demonstration License). The Software shall only be used internally by Partner solely for (i) training of Partner's personnel who are to work under this Agreement and (ii) for demonstration of the Software to potential SAP customers upon the prior written consent of SAP. The Software provided hereunder may not be used in the operation of the business of Partner or of any other entity or person.

     (b) Should Partner desire to license all or any part of the Software for use in the operation of its own business, SAP will license it to Partner under the terms of SAP's standard end-user license agreement and at SAP's standard license fees then in effect.

     (c) With regard to training for the Software and Solution, SAP shall:

         (i) invite Partner, on a space available basis, at negotiated rates, to SAP regularly scheduled alliance partner training. Partner shall be responsible for all related travel and living expenses;

         (ii) provide access, on a space available basis, to Partner for its personnel participating in the mySAP.com Partner - Services Program to customer training courses generally offered by SAP, such training courses to be available at SAP's then-current prices and terms;

         (iii) provide marketing-oriented training courses to Partner on a cost-sharing basis to be agreed upon between the parties; and

     (d) SAP shall otherwise inform and instruct Partner as to SAP mySAP.com Solutions and provide guidance, as SAP deems necessary in its sole judgment, for Partner to carry out its responsibilities under this Agreement.

4.   Services and Responsibilities of Partner.
     ----------------------------------------

     Partner agrees that it shall:

     (a) acquire and maintain a comprehensive and fundamental knowledge of the mySAP.com Solution and use its best efforts to promote internally the mySAP.com Solution and to offer services as related to the mySAP.com Solution throughout the Territory and ensure that its employees and consultants who perform any services hereunder shall have the proper skill, training and background to enable them to demonstrate and implement the mySAP.com Solution in a competent and professional manner, it being understood that Partner will have no liability to SAP in the event that it fails to successfully promote the mySAP.com Solution and related services except as committed to in this Agreement;

     (b) use its best efforts to meet the goals relative to the mySAP.com Partner - Services Program set out in the SAP Partner Handbook and Partner's annual business plan, and to update such business plan quarterly;

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     (c) ensure that it has the necessary number of qualified personnel available according to Partner's annual business plan;

     (d) continually improve its training of all personnel as offered in Section
3. who are or will be acting under this Agreement;

     (e) use its best efforts to make the mySAP.com Solution known to its customers and potential customers; make every effort to see that the mySAP.com Solution it suggests to each potential customer meets that entity's application requirements; present the SAP mySAP.com Solution using only the solution and product names given by SAP; provide potential customers such marketing materials and nonconfidential information necessary for evaluating the mySAP.com Solution being considered (except as limited by Section 10.(b) below); and, make no warranties, assurances or statements concerning Solution features that are misleading or materially divergent from the descriptive literature supplied by SAP;

     (f) not engage in any business activity, either directly or indirectly, in any manner or capacity, in its own behalf or in behalf of any other person, firm, corporation or organization, nor accept or continue any obligations which may interfere with or impair its ability to perform any of its duties or obligations under this Agreement;

     (g) to the extent it conducts end-user training within its other consultation activities, not offer or conduct end user training which competes with official SAP courses offered by SAP or SAP AG or any other SAP-related entity without prior written authorization from SAP;

     (h) upon invitation by SAP to participate in SAP sponsored marketing events by presenting speeches, providing information to potential prospects (subject to Section 10.(b) below), and assisting, where requested, in the organization and implementation of the events;

     (i) expressly inform its customers that modifications and extensions to the Software may impair or terminate the maintenance or support services provided by SAP and may nullify the warranty;

     (j) undertake to provide customers with release and version management and migration support as related to the Software throughout the period of productive installation of the Software; and

     (k) dedicate a coordinator with an adequate support structure to act as the central focal point to coordinate activities with SAP and designate a contact person within the support group to be available to SAP who is authorized to act on behalf of Partner within the scope of this Agreement.

     (l) adhere to data reporting requirements as established by SAP, including status information on all mySAP.com projects, Partner's information maintained in the SAP Partner Database, and surveys of Partner's satisfaction with SAP field and alliance management.

     (m) commit to a minimum certification level within Partner's organization of [*]% certification of delivery consultants, defined as certification on current production releases of mySAP.com for the functional components which individual consultants support.

     (n) support SAP implementation and support methodologies including AcceleratedSAP, project Quality Assurance checks by SAP, and the ValueSAP lifecycle.

5.   Services and Responsibilities of the Parties.
     --------------------------------------------

     To the extent reasonable under the circumstances, the parties shall undertake the following cooperative activities with respect to identifying and bringing to each other opportunities to promote the mySAP.com Solution:

     (a) Regularly inform each other about general market developments and factors relating to the SAP mySAP.com Solution in the marketplace and current projects and customer implementations in which Partner is involved; this information shall be designated and treated as Proprietary Information under
Section 10 of this Agreement;


-------------------------
* Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

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     (b) Furnish each other with appropriate information for support and planning purposes; provided, however, that each party reserves the right, in its sole discretion, to determine the content and availability of such information;

     (c) Inform appropriate personnel in their respective organizations of the existence of this Agreement;

     (d) Subject to confidentiality constraints, endeavor to keep each other appraised about new products and services;

     (e) Conduct quarterly alliance performance reviews and business planning updates;

     (f) Exchange such other information and conduct such other activities as the parties agree will carry out the intent of this Agreement.

6.   General Representations and Warranties.
     --------------------------------------

     Each party hereby represents and warrants to the other that:

     (a) it has the right and power to enter into this Agreement;

     (b) entering into this Agreement does not violate the terms and conditions of any other agreement providing for cooperative marketing of products of another entity, or any other legal obligations;

     (c) the information which it may disclose to the other party, and the process of disclosure and use of such information in accordance with the provisions of this Agreement, will not violate any trade secret right, trademark, issued United States patent, copyright or other proprietary right of any third party;

     (d) it holds good title or right, free and clear of all liens and encumbrances, to the products and services which it is providing under this Agreement;

     (e) the products and services being provided under this Agreement do not infringe any United States copyright, trademark, issued United States patent, trade secret or other proprietary right of any third party; and

     (f) EXCEPT AS SPECIFICALLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY OTHER WARRANTY TO THE OTHER PARTY, EITHER EXPRESS, IMPLIED OR STATUTORY, OR ARISING BY COURSE OF CONDUCT OR PERFORMANCE, CUSTOM OR USAGE IN THE TRADE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.   Term and Termination.
     --------------------

     (a) This Agreement shall have an initial term expiring on December 31, 2000, and shall automatically renew for successive one-year periods unless terminated in accordance with Sub-Sections (b) or (c) below.

     (b) At least four (4) months prior to any scheduled expiration date, SAP will decide whether to continue or terminate the Agreement applying the following criteria:

          i. Customer satisfaction with the projects conducted by Partner, with special regard to the length and cost of the project, the project objectives met by Partner, and the achievements and professionalism of Partner employees;

          ii.  Number and scope of mySAP.com projects executed;

          iii. Thoroughness of employee training;

          iv. Accomplishment of goals, services, and responsibilities set herein and in the annual business plans; and

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              v.     Level of effective communication with SAP.

       The procedures for such audits and the weights to be assigned each criterion will be provided in writing by SAP to Partner prior to the first such audit.

       On the basis of this evaluation and subsequent consultations with Partner, Partner agrees that SAP, in its sole discretion, may choose to terminate this Agreement on the next scheduled expiration date with six (6) weeks prior notice.

       (c)    Notwithstanding the above, either party may terminate this
Agreement:

              (i) In accordance with the provisions of Section 7.(a) and (b) at the end of a term;

              (ii) Upon a determination by SAP that Partner is offering potential customers other products that are in competition with the SAP mySAP.com Solution; Partner expressly waives any claim to damages arising from termination on this ground;

              (iii) Upon thirty (30) days prior written notice in the event of material breach of a material provision of this Agreement by the other party, except that the party in breach shall have the right, during that 30-day period, to cure the claimed breach or default; or

              (iv) Immediately upon prior written notice if there is: (a) a consolidation, merger or reorganization of the other party with or into another corporation or entity; (b) creation of a new majority interest in, or change in majority ownership of, the other party; (c) a sale of all or substantially all of the assets of the other party; or (d) a breach of the confidentiality provisions as specified in Section 10. below.

       (d)    Upon any termination of this Agreement:

              (i) each party shall, within ten (10) business days after termination is effective, return to the other party or dispose of as mutually agreed all advertising materials and other properties, including all Proprietary Information, furnished to it by the other party pursuant to this Agreement and so certify in writing;

              (ii) within ten (10) business days after termination is effective, Partner shall promptly return the mySAP.com Solution and related materials and all copies thereof to SAP, or as the case may be, delete all SAP mySAP.com Solution and Proprietary Information from Partner's hardware, including binary or other resulting files (if any), and erase all SAP mySAP.com Solution and Proprietary Information from any storage media before discarding such, and so certify in writing;

              (iii) Partner shall not hold itself out as a participant in the mySAP.com Partner - Services Program; and

              (iv) both parties shall cease acting in a manner that would suggest any continuing relationship between the parties regarding SAP's Software, and shall cease all display and advertising contemplated under this Agreement.

       (e) Termination of this Agreement shall not impact upon any active engagements in process prior to such termination.

       (f) The following provisions of this Agreement shall in all events survive its termination: Section 6. (General Representations and Warranties); 7. (Provisions Applicable to Termination); 8. (Relationship of Parties); 10. (Confidentiality); and 11. (General Provisions).

       (g) Termination of this Agreement shall result in termination of Appendix A, Software Testing and Demonstration License.

8.     Relationship of Parties.
       -----------------------

       (a) Partner and SAP are independent contractors acting for their own account, and neither party or its employees are authorized to make any representation otherwise or any commitment on the other party's

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behalf unless previously authorized by such party in writing. Neither party is responsible to any end user for the quality of services or products provided by the other party. Each party is solely responsible for establishing the prices for its own products.

     (b) Neither party is a distributor or agent for the products or services of the other. Each party's products and services shall be available to a prospective client only through separate agreement between that party and the client. Each party shall independently develop and price its respective products and services offered between such party and a client.

     (c) It is understood and agreed upon by the parties hereto, that during the term of this Agreement, the use of the terms "joint venturer," "co-venturer," "partner," "marketing partner," "partnership" or similar terms to be used to describe the relationship between the parties under this Agreement refer to the spirit of cooperation between Partner and SAP, and do not describe, or expressly or by implication create, a legal partnership or joint venture, or any responsibility by one party for the actions of the other.

9.   Intellectual Property Rights.
     ----------------------------

     (a) The name "mySAP.com Partner - Services" shall be used by the parties only jointly and pursuant to the terms of this Agreement; and upon any termination of this Agreement, neither SAP nor Partner may use the name in conjunction with the parties' respective corporate names; however, SAP shall have the right to use the name with any other parties who choose to participate in the SAP mySAP.com Partner - Services Program.

     (b) Upon compliance with the terms of this Agreement, Partner shall be authorized to represent itself as an authorized "mySAP.com Partner - Services" and to display the "mySAP.com Partner - Services" Logo, in accordance with the guidance and directions furnished to the Partner by SAP from time to time, and subject to the provisions of this Section 9.

     (c) Partner will permit duly authorized representatives of SAP to audit the uses of the Logo by the Partner, for the purpose of ascertaining or determining compliance with the provisions of this Agreement.

     (d) Nothing in this Agreement grants to either party the right to use or display any other names, trademarks, trade names, logos or service marks of the other party, except to identify the products and associated services and deliverables of the other party to the extent obligations are undertaken pursuant to this Agreement. Except in the case of correspondence and proposals issued in the ordinary course of business, each party agrees to submit to the other party for written prepublication approval, any materials which may use or display any name, trademark, trade name, logo or service mark of the other party. Notwithstanding the foregoing, nothing contained in this Agreement shall affect either party's rights and obligations to use any trademarks, service marks or proprietary words or symbols of the other party to properly identify the goods or services of such other party to the extent otherwise permitted by applicable law or by written agreement between the parties. When using the Logo under this Agreement, Partner undertakes to comply substantially with all laws pertaining to logos in force at any time in the Territory. This provision includes compliance with marking requirements.

     (e) The right granted in this Section 9 hereof shall be nonexclusive and shall not be transferable without SAP's prior written consent, and SAP shall have the right to use the Logo and to license its use to any other designee in the Territory. The license herein granted shall not be assignable or transferable in any manner whatsoever, nor shall the Partner have the right to grant any sublicenses, except by prior written consent of SAP.

     (f) SAP assumes no liability to Partner or to third parties with respect to the performance characteristics of the services rendered by Partner under the Logo, and the Partner shall indemnify SAP against losses incurred to claims of third parties against SAP involving sale or provision of the Partner's services, including its and its employees' and agents' acts or omissions in furtherance thereof.

     (g) Partner acknowledges SAP's exclusive right, title and interest in and to the Logo and any copyright registration that have issued or may issue thereon, and will not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair part of such right, title and interest. In connection with the use of the Logo, neither Partner nor any other party hereto shall in any manner represent that he or it has any ownership in the Logo or registrations thereof, and all parties acknowledge that use of the Logo shall enure to the benefit of the Partner. On termination of this Agreement for any reason, Partner will

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cease and desist from all use of the Logo in any way and will promptly destroy, all material and papers upon which the Logo appears, and furthermore, Partner will not at any time adopt or use, without SAP's prior written consent, any word or mark which is likely to be similar to or confusing with the Logo. Partner's failure to comply with the terms of the Agreement shall result in termination of the Agreement, unless such failure is cured to SAP's reasonable satisfaction within thirty (30) days of written notice of such failure.

     (h) Partner herein acknowledges that title to all intellectual property rights, including patent, copyright, trademark, and trade secret rights in SAP's mySAP.com Solution, including any modifications, enhancements, versions, releases, or correction levels thereto, program concepts including literal or nonliteral structure, sequence and organization, training materials, literature, and other SAP related materials shall remain exclusively with SAP AG, Walldorf, Germany, or SAP as the case may be, and that by virtue of this Agreement, no such rights have been transferred, licensed, granted, assigned or acquired by Partner from SAP AG or SAP.

10.  Confidentiality.
     ---------------

     (a) Each party acknowledges that, during the term of this Agreement, it will receive Proprietary Information from the other party. Neither party shall disclose, provide or otherwise make available to any third party (including any prospective client) any Proprietary Information of the other party and shall utilize such Proprietary Information on an internal organization need-to-know basis only to the extent necessary to effect the provisions and purposes of, and as expressly contemplated under the terms of, this Agreement and for no other purpose.

     (b) Each party agrees that it will protect the Proprietary Information of the other party through the exercise of no less protection and care than it customarily uses in safeguarding its own confidential and proprietary information which it desires to retain in confidence, but always at least a reasonable degree of care. Disclosure of the other party's Proprietary Information to employees shall only be made on a need-to-know basis. Further, each party shall take reasonable steps to advise their employees of the confidential nature of Proprietary Information, to ensure by agreement or otherwise that such employees are prohibited from copying, revealing or using such Proprietary Information except to the extent required to carry out the parties' obligations under this Agreement, and to require that Proprietary Information be kept in a secure location. Each party will promptly notify the other if it believes that Proprietary Information has lost its status as such.

     (c) The foregoing shall not prohibit or limit a party's use of information, including but not limited to ideas, concepts, know how, techniques and methodologies, which: (i) is or become publicly available through no act of failure to act of the receiving party; (ii) rightfully obtained by the receiving party without restriction; (iii) is released by the receiving party in response to lawful legal process and with prior notice to the other party; (iv) is rightfully already known to or is independently developed by the receiving party prior to disclosure.

     (d) Notwithstanding the foregoing, each party hereto understands that they may become familiar with each other's products and services and that Partner may become familiar with SAP's mySAP.com Solution, specifically its proprietary software and services. Accordingly, Partner agrees, with respect to the mySAP.com Solution (including all program concepts therein) SAP's training materials, literature and other SAP related materials, that as the case may be, Partner shall not copy, translate, disassemble or decompile, nor create or attempt to create by reverse engineering or otherwise the source code from the object code, or to use such items to create derivative works, unless so authorized in advance, in writing, by SAP. All updates, replacements, revisions, enhancements, additions, or conversions to such SAP items specified above shall be subject to the provisions as stated herein.

11.  General Provisions.
     ------------------

     (a) Non-solicitation. During the term of this Agreement and for one (1)
         ----------------
year after its termination, SAP and Partner agree that neither shall directly or indirectly solicit for employment any staff of the other party who have been directly and substantively involved in performance under this Agreement.

     (b) Non-exclusivity. Nothing in this Agreement shall limit or restrict
         ---------------
either party from entering into or continuing any agreement or other arrangement with any other party, whether similar to this Agreement in nature or scope. Moreover, each party shall remain free to provide products and services to any client or prospective client so long as the terms of this Agreement are not violated.

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     (c) Notices. All notices or reports which are required or may be given
         -------
pursuant to this Agreement shall be in writing and shall be deemed duly given when delivered to the respective executive offices of SAP and Partner at the addresses first set forth above.

     (d) Governing Law. This Agreement shall be governed by and construed under
         -------------
Commonwealth of Pennsylvania law without reference to its conflicts of law principles. In the event of any conflicts between foreign law, rules, and regulations, and United States of America law, rules, and regulations, United States of America law, rules, and regulations shall prevail and govern. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this agreement.

     (e) Merger. This Agreement and any Appendices or Exhibits hereto constitute
         ------
the entire agreement between the parties with respect to the matters set forth herein. All prior agreements, oral or otherwise, between the parties and relating to the subject matter contained herein, are hereby superseded,

     (f) Amendments. This Agreement may not be modified except by a writing
         ----------
signed by both parties.

     (g) Severability. If any of the provisions of this Agreement are held
         ------------
invalid, such provisions shall be deemed severed and the remaining provisions shall remain in full force and effect.

     (h) Non-assignment. This Agreement may not be assigned or transferred, nor
         --------------
may rights or obligations be delegated, without the prior written agreement of the parties; notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties of this Agreement, as well as their respective permitted successors and assigns.

     (i) Waiver. Failure of any party to enforce, in any one or more instances,
         ------
any of the terms or conditions of this Agreement shall not be construed as a waiver of the future performance of any such terms or conditions.

     (j) Limitation of Liability. ANYTHING TO THE CONTRARY HEREIN
         -----------------------
NOTWITHSTANDING, UNDER NO CIRCUMSTANCES SHALL SAP AND ITS LICENSORS BE LIABLE TO PARTNER OR ANY OTHER PERSON OR ENTITY FOR AN AMOUNT OF DAMAGES IN EXCESS OF $1,000,000 OR BE LIABLE IN ANY AMOUNT FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOOD WILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES. The provisions of the Agreement allocate risks between SAP and PARTNER.

     (k) No Endorsement. Execution of this Agreement does not, and shall not be
         --------------
construed to be, an endorsement by either party of the products or services of the other party.

     (l) Press Releases and Publicity. Any news release, public announcement,
         ----------------------------
advertisement, or publicity proposed to be released by either party concerning the mySAP.com Partner - Services Program or any matters arising under this Agreement shall be subject to the approval of the designated representatives of both parties, except that, pursuant to Section 9 (a), Partner hereby consents to SAP's inclusion of Partner's name in Partner listings which may be published as part of SAP's marketing efforts.

     (m) Counterparts. This Agreement may be signed in two counterparts, each of
         ------------
which shall be deemed an original and shall together constitute one Agreement.

     IN WITNESS WHEREOF and intending to be legally bound, the parties have caused this Agreement to be signed by their authorized representatives as of the date shown above.


SAP AMERICA, INC.                      HAHT COMMERCE, INC.
(SAP)                                  (Partner)


By:      /s/ Jesse Judd                By:      /s/ Rowland Archer
    -----------------------------          -----------------------------

Printed                                Printed
Name:    Jesse Judd                    Name: Rowland Archer
    -----------------------------          -----------------------------

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Title:   VP Alliance Management        Title: President & CEO
      ---------------------------            ---------------------------

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                                  APPENDIX A TO
                     mySAP.com PARTNER - SERVICES AGREEMENT
                     SAP AMERICA, INC. - HAHT COMMERCE, INC.

             SOFTWARE TESTING AND DEMONSTRATION LICENSE ("LICENSE")
             ------------------------------------------------------

THIS Agreement is effective this 6th day of August, 2000.

WHEREAS, SAP America, Inc., a Delaware corporation with offices at 3999 West Chester Pike, Newtown Square, Pennsylvania 19073 ("SAP") owns rights in the United States to certain software for operation and management of businesses;

WHEREAS, HAHT Commerce, Inc. ("Partner"), a Delaware corporation with offices at 400 Newton Road, Raleigh, NC 27615, desires a license for testing and demonstration purposes only; and

WHEREAS, SAP desires to grant to Partner, and Partner desires to license from SAP, such software upon the terms and conditions hereinafter set forth; NOW THEREFORE, SAP and Partner agree as follows:

1.  DEFINITIONS.
    -----------

1.1 "Correction Level" means a change in the Software between Versions (3.1(a)).
     ------------------

1.2 "Designated Site(s)" means the location(s) controlled by and specified in
     ------------------
agreed upon Appendices or Exhibits to this Agreement.

1.3 "Designated Unit(s)" means each individual computer located at a Designated
     ------------------
Site in which the Software and Third-Party Database are installed.

1.4 "Documentation" means SAP's documentation, in any medium, which is delivered
     -------------
to Partner under this Agreement, including SAP's manuals, training materials, program listings, data models, flow charts, logic diagrams, functional specifications, instructions, and complete or partial copies of the foregoing.

1.5 "Extension" means an addition to the Software which does not require a
     ---------
Modification.

1.6 "Modification" means a change to the Software which changes the source code.
     ------------

1.7 "Non-productive Use" Non-productive Use is the use of the Software for
     ------------------
demonstration or training purposes.

1.8 "Productive Use" Productive Use means the use of the Software in the
     --------------
operation of Partner's business.

1.9 "Program Concepts" means the concepts, techniques, ideas, and know-how
     ----------------
embodied and expressed in any computer programs or modules included in the Software, including their structure, sequence, and organization .

1.10 "Proprietary Information" means: (i) with respect to SAP, the Software and
      -----------------------
Documentation and any complete or partial copies thereof, the Program Concepts, SAP licensors' Third-Party Database, any other third-party software licensed with or as part of the Software, benchmark results, and any other information identified or reasonably identifiable as confidential and proprietary information of SAP, SAP AG, or their licensors ("SAP Proprietary Information");
                                                 ---------------------------
and (ii) with respect to Partner, information identified or reasonably identifiable as the confidential and proprietary information of Partner ("Partner Proprietary Information"), excluding any part of the SAP or Partner
  -------------------------------
Proprietary Information which: (a) is or becomes publicly available through no act or failure of the other party; or (b) was or is rightfully acquired by the other party from a source other than the disclosing party prior to receipt from the disclosing party; or (c) becomes independently available to the other party as a matter of right.

1.11 "Software" means (i) all software specified in agreed upon Appendices or
      --------
Exhibits hereto, developed by or for SAP and/or SAP AG and delivered to Partner hereunder; (ii) any Releases, Versions, or Correction Levels and including all improvements, modifications, and extensions of the Software as contemplated by this Agreement; and (iii) any complete or partial copies of any of the foregoing.

SAP Confidential

1.12 "Territory" means the United States of America.
      ---------

1.13 "Third-Party Database" means a third-party proprietary database licensed
      --------------------
through SAP to Partner.

1.14 "Version" means each issuance of each Release of the Software, excluding
      -------
third party software, identified by the numeral to the right of the decimal point (3.1).

1.15 "Release" means each issuance of the Software, excluding third party
      -------
software, identified by the numeral to the left of the decimal point (e.g., 3.0).

2.   LICENSE GRANT.
     -------------

2.1. Scope of License. Subject to the terms and conditions and the accuracy of
     ----------------
Partner's representations hereinafter set forth, SAP grants to Partner a non-exclusive, non-transferable license to the Software, Documentation and Third Party Database specified in Appendices or Exhibits hereto within the Territory solely for non-productive testing, training and demonstration purposes as contemplated by this Agreement. No additional copies of the Software or any part thereof may be made by Partner without the express written consent of SAP.

2.2. Restrictions on Use. Partner agrees to use the Software, Documentation and
     -------------------
Third Party Database or other SAP Proprietary Information provided hereunder solely for training and demonstration purposes in furtherance of this Agreement. Partner will not use the Software, Documentation, Third Party Database or other SAP Proprietary Information in connection with running its own business or the business of any firm, person or organization. This license does not permit Partner to: (i) use the Software and Third-Party Database for a service bureau application; or (ii) sublicense, or rent the Software or Third-Party Database. Subject to the provisions of this Section 2.2, Partner shall use the Software exclusively on the Designated Unit(s) identified in Appendices or Exhibits hereto. Except to the extent expressly authorized herein, third parties and affiliates of Partner are not authorized to use or have access to the Software, Documentation, Third Party Database or other SAP Proprietary Information.

2.3. Transfer of Software. Partner may transfer the Software and Third-Party
     --------------------
Database from one Designated Unit to another at no additional license fee, and shall provide written notice to SAP within five business days of such installation. Partner shall be responsible for the cost of any migration tools, Third-Party Database costs, third-party software or additional Software required for the new Designated Unit. The Software and Third-Party Database must be promptly deleted in their entirety from the Designated Unit no longer in use and from each back-up copy for that Designated Unit.

2.4. Audit Right. During normal business hours and at any time during which the
     -----------
Software, Documentation, Third-Party Database, and other SAP Proprietary Information are being utilized, SAP or its authorized representatives or Licensors shall have the right, upon reasonable advance notice, to audit and inspect Partner's utilization of such items, in order to verify compliance with the terms of this Amendment. Upon SAP's reasonable request, Partner shall deliver to SAP a report, as defined by SAP, evidencing Partner's usage of the Software licensed under the Agreement.

2.5. License for Third-Party Database. The Software requires a third-party
     --------------------------------
database which may be licensed through SAP or directly from a third-party database licensor approved by SAP. In the event Partner obtains a license directly from a third-party database licensor, any restrictions imposed on Partner directly by such third-party database licensor shall apply. SAP makes no representations or warranties as to the Third-Party Database or its operation.

SAP Confidential

3.   DELIVERY.
     --------

3.1. Delivered Copy. The licensed Software in machine-readable format, and the
     --------------
Documentation, shall be delivered as specified in Appendices or Exhibits hereto ("Delivery"). Partner shall be responsible for installation of the Software.

4.   PRICE AND PAYMENT.
     -----------------

4.1. License Fee. In consideration of the license granted hereunder, Partner
     -----------
shall pay to SAP license fees for the Software on such terms as set forth in Appendices or Exhibits hereto ("License Fees.") Any fees Partner does not pay when due shall accrue interest at the rate of 18% per annum, but not to exceed the maximum amount as allowed by law. Partner also agrees to pay SAP all reasonable costs and expenses of collection, including attorney's fees. Additional copies may be delivered upon written agreement by Partner and SAP and will be provided at SAP's then current prices in effect.

4.2. Additional Fees. Any fees and charges set forth in this Agreement, in any
     ---------------
Appendices or Exhibits to this Agreement, and in SAP's current List of Prices do not include federal, state, or local sales, use, property, excise, service or similar taxes ("Taxes") now or hereafter levied, all of which shall be at Partner `s account. With respect to state/local sales tax, direct pay permits or a valid tax-exempt certificates must be provided to SAP prior to the execution of this Agreement. If SAP is required to pay Taxes (excepting taxes on SAP's income), SAP shall invoice Partner for such Taxes. Partner hereby agrees to indemnify SAP for and hold it harmless from any Taxes and related costs, interest and penalties paid or payable by SAP.

5.   TERM AND TERMINATION.
     --------------------

5.1. Term of License. This Agreement shall have an initial term expiring
     ---------------
December 31, 2000 and shall thereafter be automatically renewed for successive one year terms, unless at least six weeks prior to the expiration of the current renewal term, either party gives written notice of its intention not to renew this Agreement or unless this Agreement is otherwise terminated upon termination of the Implementation Partner Agreement between the parties dated as of even date hereof; provided, however, that in the event of a material breach of any provision of this Agreement by which has not been cured within thirty (30) days of written notice of such breach, (other than Partner's breach of its obligations under Sections 6 or 10, which breach shall result in immediate termination), including more than thirty days delinquency in Partner's payment of any money due hereunder, unless Partner has cured such breach during such thirty day period; or immediately in the event Partner files for bankruptcy, becomes insolvent, or makes an assignment for the benefit of creditors.

5.2. Effect of Termination. Upon termination of this Agreement:
     ---------------------

     (i)   the provisions of Sections 2.3, 4, 6, 8.3, 9, 11.5, 11.6 and 11.7
           shall survive the termination;

     (ii) Partner's rights under Section 2 (License Grant) shall immediately cease; and

     (iii) Partner shall perform its obligations under Section 5.3.

In the event of any termination hereunder, Partner shall not be entitled to to any refund of any payments made by Partner.

5.3 Duties Upon Termination. Upon any termination hereunder, Partner shall
    -----------------------
immediately cease use of all SAP Proprietary Information and shall irretrievably delete and/or remove such items from all computer hardware and storage media. Within thirty days after any termination, Partner shall deliver to SAP at Partner's expense (adequately packaged and insured for safe delivery) or destroy all copies of the SAP Proprietary Information in every form. Partner agrees an officer of Partner's organization shall certify in writing to SAP that it has performed the foregoing. Within thirty days after any termination, SAP shall return the Partner Proprietary Information to Partner.

SAP Confidential

6.       PROPRIETARY RIGHTS.
         ------------------

6.1      SAP Proprietary Information.
         ---------------------------

     (a) Partner acknowledges that ownership of and title in and to all intellectual property rights, including patent, trademark, service mark, copyright, and trade secret rights, in the SAP Proprietary Information are and shall remain in SAP and its licensors. Partner acquires only the right to use the SAP Proprietary Information and does not acquire any ownership rights or title in or to the SAP Proprietary Information and that of SAP's licensors.

     (b) Partner shall not copy, translate, disassemble, or decompile, nor create or attempt to create, by reverse engineering or otherwise, the source code from the object code of the Software. In the event source code is provided to Partner, SAP, in its sole discretion, reserves the right to delete, or to require the deletion of, such source code and all copies thereof in Partner's possession or control whenever a future Release, Version, or Correction Level provides for like functionality in an object code format.

     (c) Subject to Section 6.3, all Modifications and Extensions to the Software and Documentation shall be considered part of the Software and Documentation for purposes of this Section 6.

6.2  Protection of Proprietary Information. In order to protect the rights of
     -------------------------------------
SAP and its licensors and Partner in their respective Proprietary Information, SAP and Partner agree to take all reasonable steps and the same protective precautions to protect the Proprietary Information from disclosure to third parties as with its own proprietary and confidential information. Neither party shall, without the other party's prior written consent, disclose, provide, or make available any of the Proprietary Information of the other party in any form to any person, except to its bona fide employees, officers, directors, or consultants whose access is necessary to enable such party to exercise its rights hereunder. Each party agrees that prior to disclosing any Proprietary Information of the other party to any third party, including identifiable Consultants , it will obtain from that third party a written acknowledgment that such third party will be bound by the same terms as specified in this Section 6 with respect to the Proprietary Information and in the case of SAP Proprietary Information, naming SAP as a third party beneficiary.

6.3.  Modifications and Extensions. Partner may not modify or write extensions
      ----------------------------
to the Software without the prior written authorization of SAP. Partner expressly agrees that any Modifications and Extensions of the Software developed by SAP, Partner, their employees, agents or consultants shall become part of the Software and will be the property of SAP AG and that Partner will not grant, either expressly or by implication, any rights, title, interest or licenses to the Modifications or Extensions to any third party. Partner shall provide complete source code for all Modifications and Extensions to SAP. Partner agrees that it will not modify any provided Third Party Software hereunder unless expressly authorized in writing by such Third Party Vendor.

7.   SUPPORT SERVICES.
     ----------------

7.1. At Partner's request, and on terms to be agreed upon separately, SAP may agree to provide pre-installation support, installation support training and consulting services for the Software.


8.   PERFORMANCE WARRANTY.
     --------------------

8.1  Warranty Period;Warranty. SAP warrants that the Software will substantially
     ------------------------
conform to the functional specifications contained in the Documentation for six months following Delivery (the "Warranty Period") when used without material alteration on the Designated Unit(s). SAP's warranty is subject to Partner providing SAP necessary access, including remote access, to the Software. Partner shall provide SAP with sufficient test time and support on Partner's Designated Unit(s) to correct the defect.

SAP Confidential

8.2   Scope of Warranty.
      -----------------

      (a) The warranty set forth in this Section 8.2 shall not apply: (i) if the Software is not used in accordance with the Documentation; or (ii) to any Extensions or Modifications; or (iii) if the defect is caused by: a Modification or Extension, Partner, or a third-party software malfunction.

      (b) SAP does not warrant that the Software will operate uninterrupted or that it will be free from minor defects or errors which do not materially affect such performance or that the applications contained in the Software are designed to meet all of Partner's business requirements.

8.3.  Disclaimer. SAP AND ITS LICENSORS DISCLAIM ALL OTHER WARRANTIES EXPRESS OR
      ----------
IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE EXCEPT TO THE EXTENT THAT ANY WARRANTIES IMPLIED BY LAW CANNOT BE VALIDLY WAIVED.

9.    LIMITATION OF LIABILITY.
      -----------------------

9.1   Partner's Remedies. Partner's sole and exclusive remedies for any damages
      ------------------
or loss in any way connected with the Software or services furnished by SAP and its licensors, whether due to SAP's negligence or breach of any other duty, shall be, at SAP's option: (i) to bring the performance of the Software into substantial compliance with the functional specifications; (ii) re-performance of services; or (iii) return of an appropriate portion of any payment made by Partner with respect to the applicable portion of the Software or services.

9.2   SAP Not Responsible. SAP will not be responsible under this Agreement for:
      -------------------
(i) any alteration of the Software to fit the particular requirements of Partner; or (ii) the correction of any defects resulting from Modifications or Extensions or as a result of misuse of the Software by Partner; or (iii) preparation or conversion of data into the form required for use with the Software or (iv) ensuring the security of Partner's networked installation of the Software. THE SOFTWARE IS NOT SPECIFICALLY DEVELOPED OR LICENSED HEREUNDER FOR USE IN ANY DIRECT AND ACTIVE OPERATIONS OF ANY EQUIPMENT IN ANY NUCLEAR, AVIATION, MASS TRANSIT, OR MEDICAL APPLICATIONS, OR IN ANY OTHER INHERENTLY DANGEROUS APPLICATIONS. THE PARTIES HERETO AGREE THAT USE OF THE SOFTWARE AND THIRD-PARTY SOFTWARE FOR FINANCIAL APPLICATION PURPOSES OR SUCH OTHER ADMINISTRATIVE PURPOSES SHALL NOT BE DEEMED INHERENTLY DANGEROUS APPLICATIONS IF SUCH USE DOES NOT AFFECT THE OPERATIONS OR MAINTENANCE OF SUCH EQUIPMENT. SAP AND ITS LICENSORS SHALL NOT BE LIABLE FOR ANY CLAIMS OR DAMAGES ARISING FROM INHERENTLY DANGEROUS USE OF THE SOFTWARE AND/OR THIRD-PARTY SOFTWARE LICENSED HEREUNDER.

9.3   LIMITATION OF LIABILITY. ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING,
      -----------------------
UNDER NO CIRCUMSTANCES SHALL SAP AND ITS LICENSORS BE LIABLE TO PARTNER OR ANY OTHER PERSON OR ENTITY FOR AN AMOUNT OF DAMAGES IN EXCESS OF THE PAID LICENSE FEES OR BE LIABLE IN ANY AMOUNT FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOOD WILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES. The provisions of the Agreement allocate risks between SAP and PARTNER. The License Fees reflect the allocation of risk and the limitations of liability herein.

9.4   Severability of Actions. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH
      -----------------------
AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES, OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

10.   NON-ASSIGNMENT.
      --------------

10.1. Partner may not assign, delegate, sublicense, pledge, or otherwise transfer this Agreement, or any of its rights or obligations under this Agreement, to any party.

10.2. SAP may assign this Agreement to SAP AG or to an entity designated by SAP AG.

11.   GENERAL PROVISIONS.
      ------------------

SAP Confidential

11.1  Rights to Injunctive Relief. Partner acknowledges that remedies at law may
      ---------------------------
be inadequate to provide SAP with full compensation in the event of any material breach Sections 2, 6, 10 or 11.5 of this Agreement by Partner, and that SAP shall therefore be entitled to injunctive relief in the event of any such material breach.

11.2  Severability. It is the intent of the parties that in case any one or more
      ------------
of the provisions contained in this Agreement shall be held to be invalid or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

11.3. No Waiver. If either party should waive any breach of any provisions of
      ---------
this Agreement, it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provisions hereof.

11.4  Counterparts. This Agreement may be signed in two counterparts, each of
      ------------
which shall be deemed an original and which shall together constitute one Agreement.

11.5  Export Control Notice. Regardless of any disclosure made by Partner to SAP
      ---------------------
of an ultimate destination of the Software, Documentation, Third-Party Database, and other provided SAP Proprietary Information, Partner acknowledges that SAP's Software, Documentation, Proprietary Information, and the Third-Party Database are being released or transferred to Partner in the United States and are therefore subject to the U.S. export control laws. Partner acknowledges its exclusive obligation to ensure that its exports from the United States are in compliance with the U.S. export control laws. Partner shall also be responsible for complying with all applicable governmental regulations of any foreign countries with respect to the use of the Proprietary Information by its affiliates outside of the United States. Partner agrees that it will not submit the Software to any government agency for licensing consideration or other regulatory approval without the prior written consent of SAP. Partner shall defend, indemnify, and hold SAP and SAP AG and its licensors harmless from and against any and all claims, judgments, awards, and costs (including reasonable attorneys' fees) arising out of Partner's noncompliance with applicable U.S. or foreign law with respect to the use or transfer of the Proprietary Information outside the United States by Partner.

11.6  Confidential Terms and Conditions. Partner shall not disclose the terms
      ---------------------------------
and conditions of this Agreement and the pricing contained therein to any third-party. Pursuant to Section 9.(a) of the National Implementation Partner Agreement, Partner hereby consents to SAP's inclusion of Partner's name in Partner listings which may be published as part of SAP's marketing efforts.

11.7  Governing Law. This Agreement shall be governed by and construed under
      -------------
Commonwealth of Pennsylvania law without reference to its conflicts of law principles. In the event of any conflicts between foreign law, rules, and regulations, and United States of America law, rules, and regulations, United States of America law, rules, and regulations shall prevail and govern. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this agreement.

11.8  Notices. All notices or reports which are required or may be given
      -------
pursuant to this Agreement shall be in writing and shall be deemed duly given when delivered to the respective executive offices of SAP and Partner at the addresses first set forth above.

11.9  Force Majeure. Any delay or nonperformance of any provision of this
      -------------
Agreement (other than for the payment of amounts due hereunder) caused by conditions beyond the reasonable control of the performing party shall not constitute a breach of this Agreement, and the time for performance of such provision, if any, shall be deemed to be extended for a period equal to the duration of the conditions preventing performance.

SAP Confidential

11.10 Entire Agreement. This Agreement and each Appendix or Exhibit hereto
      ----------------
constitute the complete and exclusive statement of the agreement between SAP and Partner with regard to the subject matter herein, and all previous representations are merged in and supersed by this this Agreement. This Agreement may be modified only by a writing signed by both parties. This Agreement and each Appendix or Exhibit hereto shall prevail over any additional, conflicting, or inconsistent terms and conditions appearing on any purchase order submitted by Partner.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto agree to the foregoing Agreement as of the date first above written.


SAP America, Inc.                      HAHT Commerce, Inc.
(SAP)                                  (Partner)

By:    /s/ Jesse Judd  (Jesse Judd)    By:   /s/ Rowland Archer
    ---------------------------------      ---------------------------------

Title:   VP Alliance Management        Title: President & CEO
    ---------------------------------

SAP Confidential
                                                                       mySAP.com

                                    Exhibit 1
                      effective August 6, 2000 ("Exhibit")
                                       to
                            SAP America, Inc. ("SAP")
                   SOFTWARE TESTING AND DEMONSTRATION LICENSE
                     effective August 6, 2000 ("Agreement")
                                      with
                         HAHT Commerce, Inc. ("Partner")

This Exhibit is hereby annexed to and made a part of the Agreement specified above. In each instance in which provisions of this Exhibit contradict or are inconsistent with the provisions of the Agreement, the provisions of this Exhibit shall prevail and govern, and the contradicted or inconsistent provisions of the Agreement shall be deemed amended accordingly.

1.  DEFINITIONS:
    -----------

1.1 "Named or Operational Users" means those individuals authorized by password
     --------------------------
to access the Software to perform all operational related roles supported by the Software.

2.  LICENSE GRANT:
    -------------

    mySAP.com SOFTWARE

    SOFTWARE/NAMED USERS/CONTENT LICENSED:

    2.1   Standard mySAP.com Software:

          SAP Workplace
          SAP Logistics
          SAP Financials
          SAP Human Resource Management
          SAP Corporate Financial Management
          SAP Strategic Enterprise Management
          SAP Business Information Warehouse
          Customer Relationship Management (available as individual components):
               SAP Sales/Field Sales
               SAP Sales Configuration Engine
               SAP Service/Field Service
               SAP Online Store
               SAP Internet Pricing & Configuration
               SAP Internet Sales
          SAP Advanced Planner and Optimizer
          SAP B2B Procurement (excludes third-party catalog and catalog engine) SAP Real Estate Management SAP Environment, Health & Safety SAP Business Connector
                        : Secure Version               _______ ("x" if licensed)


    2.2  NAMED USERS:                                  Number of Users Licensed:
                                                       ------------------------


         Named or Operational Users............                    50

           B2B Users*..........................                    50
           Mobile Field Sales**................                    50
           Mobile Field Service Users***.......                    50

               * These Users are included in the Named User categories licensed pursuant to this Exhibit and, in addition, are authorized to access the Software to execute Business to Business transactions.

               ** These Users are included in the Named User categories licensed pursuant to this Exhibit and, in addition, are authorized to access the Software to execute Mobile Field Sales transactions.

               ***These Users are included in the Named User categories licensed pursuant to this Exhibit and, in addition, are authorized to access the Software to execute Mobile Field Service transactions.



    2.3  DATABASE:

          Database Interface............................          50 Users

     2.4 COUNTRY/LANGUAGE VERSIONS LICENSED: Applicable country/language specific versions, and any other provided software licensed by Partner from SAP hereunder, which is not specified above, or surcharges for specific installation locations, are as follows:

                                      None

          SAP licenses the Software for Use in countries for which there is currently no language or country specific functionality. Certain country/language specific functionality must be licensed directly from an SAP distributor located in that country as identified in SAP's current List of Prices and Conditions. Double byte functionality and European country/language functionality cannot be installed on the same Designated Unit.

     2.5  BUSINESS CONNECTOR:

          (a) Use of the Business Connector licensed pursuant to this Exhibit is limited to the following: (1) data conversions between (i) a data format consistent with the Software and (ii) a standard format based upon Extensible Markup Language ("XML"); Hypertext Markup Language ("HTML") or a successor format thereto; (2) communication of such converted data using the HTTP protocol in interaction with other systems and web browsers over intranets, extranets, the Internet or another form of distributed network; (3) communication between: (i) one or more systems operating the Software; and (ii) one or more other systems operating the Software; and (4) communication between one or more systems operating the Software and the mySAP.com portal. If Partner desires to engage in data conversions and/or communications outside the scope of this Item 2.8(a), Partner must obtain a separate license from a third party.

          (b) The standard version of the Business Connector may be downloaded by Partner from SAP's intranet, SAPNET.

          (c) In the event Partner has licensed the secure version of the Business Connector pursuant to Item 2.1, Partner acknowledges that (i) the product contains 128 byte encryption and (ii) cannot be exported outside of the United States without the prior approval of the United States Department of Commerce. Partner can obtain the secure version of the Business Connector for use in the U.S. and Canada by contacting Foad Vafaei at foad.vafaei@sap.com. To obtain a secure version of the Business Connector for use outside of the United States or Canada, Partner may contact Helmet Glaezner at helmet.glaezner@sap-ag.de.

     2.6 "DRAG AND RELATE" FUNCTIONALITY: The "drag and relate" functionality provided by the SAP Workplace licensed pursuant to Item 2.1 allows Partner to access data provided by the Software and by external data sources through web technologies. The dragging and relating of data from external data sources other than through web technologies, i.e. legacy systems, requires a separate license which must be obtained from a third party.

     The IDES Training System is provided "as-is" with no warranty or maintenance.

     This License Grant and Use of the Software is limited for Non-Productive
     Use.

     Upon SAP's reasonable request, Partner shall deliver to SAP a report, as defined by SAP, evidencing Partner's Usage of the Software licensed under this Exhibit.

3. ANNUAL LICENSE FEE AND PAYMENT: The Annual License Support Fee for the Software set forth in item 2 above is currently priced at USD [*]. Such Annual License Support Fee shall be discounted for Calendar Year 2000 by USD [*] for an invoice amount of USD [*]. Other than as provided for above, Annual License Support Fees are subject to change once per calendar year. Payment of the Annual License fee entitles Partner to receive updates to the Software made commercially available pursuant to SAP's standard maintenance services.

     In response to SAP's request, Partner shall provide SAP with a signed, written certification that Partner has remained within the License Grant. In the event that such License Grant is exceeded and/or Partner desires to expand the License Grant to additional Affiliates, divisions or business units not identified above, and/or Partner desires to Use the Software on additional Designated Units, Partner shall notify SAP and SAP will recalculate the Annual License Fee accordingly and invoice Partner for the increased license fee, based on the current SAP List of Prices and Conditions.

4.   INSTALLATION: For Software to be installed on a specific Partner or
     ------------
     Affiliate Designated Unit within the Territory, Partner shall provide SAP with written notice of the type/model and serial number and location of each Designated Unit and the number of Users allocated to each such Designated Unit prior to such installation. Such notice shall be in a form materially similar to Schedule 1 attached hereto and is to be sent to: SAP Contracts Department, Attention: Contract Manager, 3999 West Chester Pike, Newtown Square, PA 19073.

5.   DELIVERY: Initial Delivery of the above-specified Software and
     --------
     Documentation is estimated to take place in October, 2000.

     Initial delivery of the Software will be to the following location: 400 Newton Road, Raleigh, North Carolina 27615.

     Currently, Software shipped to the following states will be subject to sales taxation: Arizona, Arkansas, California, Colorado, Connecticut, District of Columbia, Georgia, Hawaii, Idaho, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont,


-------------------------
* Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

     Virginia, Washington, West Virginia, Wisconsin, and Wyoming. This listing is provided for information only. Partner is responsible for obtaining its own tax advice. This list is subject to change without notice.

6.   SUPPORT SERVICES: At Partner's request, and on terms to be agreed upon
     ----------------
     separately, SAP may agree to provide pre-installation support, installation support training and consulting services for the Software.

7.   THIRD-PARTY DATABASE: The Software licensed hereunder requires a third
     --------------------
     party database product which has either been integrated or pre-installed as part of the Software, or which must be installed to Use the Software. Third party database product functionality as integrated in the Software may differ from a non-integrated third party database product. Each third party database product is subject to its respective third party vendor License Agreement. This Agreement does not contain a license to use the third party
                               -------------------------------------------------
     database product. Please be advised that you have no right to use and are
     ----------------
     not licensed to use the copy of the third party database until you have executed the Agreement, this Exhibit and execute a third party database license agreement for the third party database. Upon request, Partner shall provide to SAP the invoice number and/or license number and corresponding date for the third party database.

SAP makes no representations or warranties as to the terms of any license or the operation of any third-party database obtained directly from a third party supplier by Partner. Partner is responsible for support and maintenance of the third-party database licensed from a third party supplier, and SAP has no responsibility in this regard.

8.   LICENSE KEY: The Non-Productive Use copy of the Software licensed hereunder
     -----------
     requires a license keycode. The license keycode will be issued by SAP AG within four (4) weeks from the date of installation of the Software on the Designated Unit. The required form to receive the license keycode from SAP AG must be executed by Partner and faxed to SAP AG within the four (4) week period following installation of the Software. The applicable form and fax number will be included in each installation kit provided to Partner upon delivery of the Software. In the event that Partner subsequently changes Designated Units for Use of the licensed Software, Partner must be re-issued license keycode for each respective copy of the licensed Software. Failure of Partner to obtain necessary license keycode for the licensed Software within four (4) weeks of installation of such Software, will cause the Software to have limited User access until such time as the license keycode are issued.

9.   VALIDITY OF OFFER: The validity of this Exhibit will expire sixty (60) days
     -----------------
     from its effective date, unless sooner executed by Partner, or extended in writing by SAP.


Accepted by:                           Accepted by:

SAP America, Inc.                      HAHT Commerce, Inc.
(SAP)                                  (Partner)

By:      /s/ illegible                 By:    /s/ Rowland Archer
    -------------------------------        -------------------------------


Title:   VP Alliance Management        Title:  President & CEO
      -----------------------------          -----------------------------

Date:    11/2/00                       Date: October 5, 2000
     ------------------------------         ------------------------------

                             Schedule 1 to Exhibit 1

                            effective August 6, 2000

                         Software and User Allocation



PLEASE COMPLETE ENTIRE FORM:

Effective Date: August 6, 2000

Type of Agreement:  Software Testing and Demonstration License



1.       Location of Designated Unit

         HAHT Commerce, Inc.
         400 Newton Road
         Raleigh, NC 27615

         Existing Installation Number: [*]

         Software Delivery Contact Person:
         Dake Zheng
         Telephone:  (919) 786-5100





2.       Company Name/Address:                       General Contact:

         HAHT Commerce, Inc.                         Mr. Bill Gavin
         400 Newton Road                             Telephone : (919) 786-5176
         Raleigh, NC 27615                           Fax Number: (919) 786-5253

         Main Telephone: (919) 786-5100
         Main Fax Number: (919) 786-5250



         Invoice Recipient:

         Accounts Payable

         Telephone:  (919) 786-5100
         Fax Number: (919) 786-5250


3. The total number of Users allocated to Use the Software, as per their respective rights set forth in the Agreement, at the above-specified location for the above-specified Designated Unit(s) are as follows:

                  50  Named/OperationalUsers        50   Field Service Users
                 ----                              ----
                  50  Field Sales Users             50   B2B Procurement Users
                 ----                              ----


------------------------
* Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

4. Optional software, Third-party software, applicable country versions, industry solution and/or business component Software, and any other software licensed from SAP, to be installed at the above location are as follows:

         X    IDES (International Demonstration and Education System)
       -----
         X    Other  (Please Specify)    mySAP.com "Edition"
       -----                          -----------------------


5.     Designated Unit(s) to be identified to SAP in writing:


       -----------------------------------------------------------------------------------------------------------------------------
         Software Class                 "x" if      Hardware          Operating            Database         Oracle
                                        Desired     Type              System           if Oracle, also      Invoice #
                                        -------                                          fill in --->       and
                                                                                                            Invoice
                                                                                                            Date
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                                            I#[*]
         R/3 *                             X          INTEL           NT               Oracle               Dated 1/30/98
       -----------------------------------------------------------------------------------------------------------------------------
             Real Estate
             Management**
       -----------------------------------------------------------------------------------------------------------------------------
             Environment, Health,
             &  Safety**
       -----------------------------------------------------------------------------------------------------------------------------
         CRM:
         .   SAP Sales/Field               X
             Sales                                    INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         .   Sap Sales
             Configuration Engine          X          INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         .   SAP Service/Field
             Service                       X          INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         .   SAP Online Store              X
                                                      INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         .   SAP Internet
             Pricing & Configuration       X          INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         .   SAP Internet Sales            X
                                                      INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         SAP B2B Procurement               X          INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         SAP Business Connector            X          INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         SAP Workplace
                                           X          INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         Strategic Enterprise
         Management
       -----------------------------------------------------------------------------------------------------------------------------
         Business Information
         Warehouse                         X          INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------
         Advanced Planner and
         Optimizer                         X          INTEL           NT               Oracle
       -----------------------------------------------------------------------------------------------------------------------------


       R/3 Software Release:  4.6C

       Existing Installation Number: [*]
              (If software is to be installed with existing software)

       * R/3 includes SAP Logistics, SAP Financials, SAP Human Resource Management, and SAP Corporate Financial Management.

       ** Separate Installation from R/3? If yes, designate Hardware Type, Operating System, and Database. If no, will be the same as R/3.

         /s/ Rowland Archer         Oct. 5, 2000
-----------------------------------------------------
Name                                    Date

President & CEO
-----------------------------------------------------
Title


------------------------------
Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

HAHT Commerce, Inc.
-----------------------------------------------------
Company (Partner)